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                                                                   Exhibit 10.36

                     AMENDMENT NO. 8 TO THE CREDIT AGREEMENT

       Amendment No. 8 dated of as November __, 2002 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended, supplemented and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 dated as of May 9, 2002, Amendment No. 6 Under the Credit Agreement dated as of June 14, 2002, and Amendment No. 7 Under the Credit Agreement dated as of September 30, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto (the "LENDER PARTIES"), Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

       (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to permit the Borrower and its Subsidiaries to enter into certain Hedge Agreements.

       (2) The Lender Parties have indicated their willingness to grant the Borrower's request on the terms and subject to the satisfaction of the conditions set forth herein.

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

       SECTION 1. AMENDMENTS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

            (a) Section 5.02(b)(ii) of the Credit Agreement is hereby amended to: (i) remove the word "and" at the end of paragraph (K) thereof; (ii) delete the punctuation "." at the end of paragraph (L) thereof, and substitute therefor the phrase "; and"; and (iii) add immediately after paragraph (L) thereof, a new paragraph (M) to read as follows:

                 "(M) Hedge Agreements with a duration of not more than 12
            months entered into in the ordinary course of business of the Borrower or such Subsidiary for the purpose of hedging against fluctuations in the price of production inputs; PROVIDED that all such Hedge Agreements shall be nonspeculative in nature (including, without limitation, with respect to the term and purpose thereof).".

            (b) Section 5.02(e) of the Credit Agreement is hereby amended to:
       (i) remove the word "and" at the end of subsection (xi) thereof; (ii) delete the punctuation "." at the end of subsection (xii) thereof, and substitute therefor the phrase "; and"; and (iii) add immediately after subsection (xii) thereof, a new subsection (xiii) to read as follows:

                 "(xiii) Hedge Agreements with a duration of not more than 12 months entered into in the ordinary course of business of the Borrower or such Subsidiary for the purpose

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            of hedging against fluctuations in the price of production inputs;
            PROVIDED that all such Hedge Agreements shall be nonspeculative in nature (including, without limitation, with respect to the term and purpose thereof).".

       SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment (other than Section 1) shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment. Section 1 of this Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

            (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment.

            (b) The Administrative Agent shall have received the Consent attached hereto executed by the Borrower and UIC Holdings, L.L.C.

            (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) of the Credit Agreement, respectively, on or prior to the Amendment Effective Date).

            (d) No event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

            (e) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

       SECTION 3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

       (a) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments and modifications specifically provided in this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly

                                       2

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provided herein, operate as a waiver of any right, power or remedy of any of the
Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

       SECTION 4. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

       SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.



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       SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                         THE BORROWER

                                         UNITED INDUSTRIES CORPORATION



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:


                                       4

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                                         BANK OF AMERICA, N.A.,
                                           as Administrative Agent



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:




                                       5

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                                         BANK OF AMERICA, N.A.,
                                           as Lender, Issuing Bank and
                                           Swing Line Bank



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:




                                       6

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                                         [Type or print name of Lender]



                                         By
                                           ------------------------------------
                                           Name:
                                           Title:



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                                     CONSENT

       Reference is made to (a) Amendment No. 8 to the Credit Agreement dated as of November __, 2002 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended, supplemented and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 dated as of May 9, 2002, Amendment No. 6 Under the Credit Agreement dated as of June 14, 2002, and Amendment No. 7 Under the Credit Agreement dated as of September 30, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto (the "LENDER PARTIES"), Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

       The Borrower, in its capacity as (a) a Grantor under the Security Agreement and (b) a Grantor under each IP Security Agreement--Short Form, and UIC Holdings, L.L.C., a Delaware limited liability company, in its capacity as a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

            (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment Effective Date, except that, on and after the Amendment Effective Date, each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

            (B) as of the Amendment Effective Date, the Security Agreement the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

            This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.



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            Delivery of an executed counterpart of a signature page of this
       Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                         UNITED INDUSTRIES CORPORATION


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:


                                         UIC HOLDINGS, L.L.C.

                                         By Thomas H. Lee Equity Fund IV, L.P.,
                                              as Manager
                                              By Thomas H. Lee Company
                                              its general partner


                                         By
                                           ------------------------------------
                                           Name:
                                           Title: